LIBERTY INCOME BOND FUND CLASS A
                                  (the "Fund")

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2000
                            ------------------------

The  section  of  the  prospectus  entitled  "Principal   Investment  Risks"  is
supplemented as follows:

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.



                                                     August 7, 2000







751-36/535C-0800



August 11, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Liberty-Stein Roe Funds Income Trust (the "Trust")
Stein Roe Income Fund (the "Fund")
File Nos. 811-4552 and 33-02633


Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is a prospectus supplement dated August 7, 2000, which is now being used in connection with the public offering and sale of shares of the Funds. Please be advised that each Fund's Prospectus, Statements of Additional Information and Annual Reports (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Liberty-Stein Roe Income Trust


/s/ Vincent Pietropaolo
Vincent Pietropaolo
Assistant Secretary

Enclosures